Amounts receivable	6 Months Ended
Feb. 28, 2026
Amounts Receivable
Amounts receivable

4.	Amounts receivable

	February 28, 2026	August 31, 2025
Receivable from precious metal sales	$13	$20
Sales tax receivable(1)	11,876	7,246
Other	1,747	468
Other receivable	13,636	7,734
Less: Long-term portion	(5,048)	(3,916)
Total amounts receivable	$8,588	$3,818
(1)	Sales tax receivables consist of harmonized services tax and value added tax (“VAT”) due from Canadian and Tanzanian tax authorities, respectively. Tanzanian tax regulations allow for VAT receivable to be refunded or set-off against other taxes due to the Tanzania Revenue Authority ("TRA"). The Company has historically experienced delays in receiving payment or confirmation of offset against other taxes. The Company is in communication with the TRA and there is an expectation for either cash payments or offsetting of VAT receivable against other taxes in the future. VAT which the Company does not expect to recover within the next 12 months has been classified as long-term assets.

The Company held no collateral for any receivables. During the three and six months ended February 28, 2026, the Company recovered VAT refunds from the TRA of $0.3 million and $0.3 million, respectively (2025 – $0.9 million and $1.8 million, respectively).